SECURITIES AND EXCHANGE COMMISSION


                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



                                 October 6, 2003
 -------------------------------------------------------------------------------
                (Date of Report, date of earliest event reported)



                           TITANIUM METALS CORPORATION
 -------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)



 Delaware                  0-28538                    13-5630895
--------------------------------------------------------------------------------
(State or other           (Commission                (IRS Employer
 jurisdiction of           File Number)               Identification
 incorporation)                                       Number)



1999 Broadway, Suite 4300, Denver, CO                      80202
--------------------------------------------------------------------------------
(Address of principal executive offices)                (Zip Code)


                                 (303) 296-5600
 -------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
 -------------------------------------------------------------------------------
             (Former name or address, if changed since last report)

Item 5: Other Events

     On October 3, 2003 the Registrant issued the press release attached hereto as Exhibit 99.1 which is incorporated herein by reference. The press release relates to an announcement by Registrant that it is increasing prices on all non-contract titanium mill and melted products for new orders.

Item 7:     Financial Statements, Pro Forma Financial Information and Exhibits

       (c)  Exhibits

            Item No.    Exhibit List
            --------    -------------------------------------------------------

            99.1        Press Release dated October 3, 2003 issued by Registrant

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  TITANIUM METALS CORPORATION
                                  (Registrant)




                                  By: /s/ Matthew O'Leary
                                      ----------------------------------------
                                      Matthew O'Leary
                                      Corporate Attorney and Assistant Secretary


Date: October 6, 2003

                                                                    EXHIBIT 99.1
                                  PRESS RELEASE


FOR IMMEDIATE RELEASE:                               CONTACT:

Titanium Metals Corporation                          Bruce P. Inglis
1999 Broadway, Suite 4300                            Vice President--Finance and
Denver, Colorado 80202                                 Corporate Controller
                                                     (303) 291-2996



                         TIMET ANNOUNCES PRICE INCREASE


     DENVER,  COLORADO.  . .October 3, 2003. . . . Titanium  Metals  Corporation
("TIMET") (NYSE: TIE) announced today that it is increasing prices by 6% on all non-contract titanium mill and melted products effective immediately for new orders. The increase reflects rising raw material costs, particularly for scrap and master alloys, plus sustained increases in energy costs.

According to J. Landis Martin, Chairman and Chief Executive Officer of TIMET, "The titanium industry has been in a prolonged downturn since late 2001, primarily due to softened demand from the commercial aerospace segment and stagnant growth in the industrial sector because of global economic conditions. However, we have seen sustained strength across many of our mill and melt product groups since 2002. We expect this trend to continue in 2004." Martin continued, "In addition, while TIMET has been successful in achieving targeted cost reductions to date in 2003, we continue to face pressures from increasing raw materials and energy costs that require us to increase our prices to keep in pace with the changing market."

     TIMET, headquartered in Denver, Colorado, is a leading worldwide producer of titanium metal products. Information on TIMET is available on the internet at www.timet.com.

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